GOBIERNO DEL ESTADO DE SONORA
SECRETARIA DE HACIENDA
RECIBIDO
FEB. 6 2008
INSTITUTO CATASTRAL Y REGISTRAL
REGISTRO PUBLICO DE LA PROPIEDAD
OFICINA REGISTRAL JURISDICCIONAL MAGDALENA

Lic. Francisco A. Corella Zamudio
NOTARIO PUBLICO No. 8
MAGDALENA DE KINO, SONORA.

Lic. Francisco Alfonso Corella Zamudio
TITULAR DE LA NOTARIA PUBLICA NUMERO 8
Magdalena de Kino, Sonora, Méx.

01

- - - - - - - **LIBRO 59** (CINCUENTA Y NUEVE). -

- - - - - **ESCRITURA No. 4,967** (CUATRO MIL NOVECIENTOS SESENTA Y SIETE).

- - - En la Ciudad de Magdalena de Kino, Sonora, México, a trece de Noviembre del dos mil siete, Yo, Licenciado **FRANCISCO ALFONSO CORELLA ZAMUDIO**, Titular de la **Notaría Pública Número Ocho** en el Estado, con ejercicio y residencia en esta Demarcación Notarial: -

- - - **HAGO CONSTAR:** Que en términos del artículo cuarenta y tres de la Ley de Notariado del Estado de Sonora, con esta fecha agrego al legajo del apéndice correspondiente a la presente acta, bajo la **letra "A"**, el documento constante de catorce páginas útiles, redactado y firmado por el suscrito Notario y las partes en cada una de sus fojas, que se refiere a la escritura que enseguida extracto y que contiene: -

- - - **CONTRATO DE ARRENDAMIENTO**, celebrado por **MIGUEL ÁNGEL TERÁN PARRA**, como "EL ARRENDADOR", asistido y con el consentimiento marital de su cónyuge, **MARÍA DE JESÚS ALARCÓN CAÑEDO** y, **MINERA LSG, S.A. DE C.V.**, como **"LSG"**, representada por **RODNEY ALLAN BLAKESTAD**, acompañado por su traductor **JUAN JOSÉ DUARTE BRAVO**, respecto de 571 Hectáreas de terreno superficial rústico de agostadero localizado en el municipio de Santa Ana, Sonora, que forma parte del predio conocido como "Rancho los Reyes", a fin de realizar en dicho terreno obras y trabajos de exploración y/o explotación minera, en relación a las concesiones mineras (I) el lote "Marisol", título 220,813, inscrita en el Registro Público de Minería bajo acta 193, foja 97, volumen 339, del Libro de Concesiones Mineras; (II) el lote "La Víbora No. 2", título 177,274, inscrita en el Registro Público de Minería bajo acta 314, foja 79, volumen 239, del Libro de Concesiones Mineras; (III) el lote "Marisol 4", título 227,381, inscrita en el Registro Público de Minería bajo acta 281, foja 141, volumen 357, del Libro de Concesiones Mineras; y (IV) el lote "Marisol 5", título 230,021, inscrito bajo el acta número 41, a foja 21, del volumen 365 del libro de Concesiones Mineras del Registro Público de Minería, el 10 de julio de 2007. - - - - - - - - - - - - - - - - - - -

- - - El término del arrendamiento se fijó en 20 años, obligatorio para "EL ARRENDADOR" y voluntario para LSG. -

- - - La contraprestación por el arrendamiento y por el otorgamiento de consentimientos, anuencias y autorizaciones, se fijó en la cláusula cuarta del contrato que aquí extracto. -

- - - En el contrato que aquí extracto, Rodney Allan Blakestad acreditó su personalidad de representante de Minera LSG, S.A. de C.V., la existencia y capacidad legal de esta, así como su legal estancia en el país, con la documentación correspondiente. -

- - - Asimismo, los otorgantes consignaron sus datos personales, dándose fe por el suscrito Notario sobre el conocimiento personal y capacidad legal de los mismos para la celebración del acto jurídico consignado en el instrumento de referencia. - -

- - - Y, para constancia de lo anterior, se levanta la presente acta, la que previa lectura por los otorgantes, quienes fueron enterados por mi de su valor, fuerza y alcance legales, la ratifican en todas sus partes y firman el mismo día de su otorgamiento, ante el suscrito Notario, que la autoriza en definitiva.- Doy fe.- - - - -

COTEJADO

- - - Firma de los señores Miguel Angel Terán Parra, María de Jesús Alarcón Cañedo, Rodney Allan Blakestad y Juan José Duarte Bravo.- Firma del Licenciado Francisco Alfonso Corella Zamudio.- El sello notarial.- - - - - - - - - - - - - - - - -

Documentos del Apéndice:

- - - - - - - **LIBRO 59** (CINCUENTA Y NUEVE). -
- - - - **ESCRITURA No. 4,967** (CUATRO MIL NOVECIENTOS SESENTA Y SIETE). -
- - - En la Ciudad de Magdalena de Kino, Estado de Sonora, México, a los 13 (trece) días del mes de Noviembre del año 2007 (dos mil siete), Yo, Licenciado **FRANCISCO ALFONSO CORELLA ZAMUDIO**, Titular de la **Notaría Pública Número Ocho** en el Estado, con ejercicio y residencia en esta Demarcación Notarial: -

- - - **HAGO CONSTAR** el **CONTRATO DE ARRENDAMIENTO**, en que intervienen: De una parte, **MIGUEL ÁNGEL TERÁN PARRA**, a quien el curso de este instrumento se designará también como **"EL ARRENDADOR"**, asistido y con el consentimiento marital de su cónyuge, **MARÍA DE JESÚS ALARCÓN CAÑEDO**; de la otra parte, **MINERA LSG, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE**, a quien sucesivamente se designará también como **"LSG"**, representada por **RODNEY ALLAN BLAKESTAD**; y, como traductor de Rodney Alan Blakestad, **JUAN JOSÉ DUARTE BRAVO**; de acuerdo con las siguientes declaraciones y cláusulas:- -

- **DECLARACIONES** -

- - - - - - - - - - - - - **BAJO PROTESTA DE DECIR VERDAD** - - - - - - - - - - - - -

- - - **I. Del Arrendador**: -

- - - **A.** La señora María de Jesús Alarcón Cañedo es la legítima propietaria y el Arrendador se encuentra en plena e imperturbada posesión de 571 Has. (quinientas setenta y una hectáreas) de terreno superficial rústico de agostadero localizado en el Municipio de Santa Ana, Sonora, que se muestran e identifican en el plano que se agrega a este contrato bajo la **letra "B"** (en adelante en este contrato tal terreno superficial será identificado como "Terreno Superficial" o "Inmueble", en forma indistinta). El Inmueble forma parte de un predio superficial o conjunto de terrenos superficiales propiedad de la señora María de Jesús Alarcón Cañedo, de mayor superficie, conocido como "Rancho Los Reyes" (en adelante identificado como el "Rancho"). Marcado con la **letra "C"**, se anexará tanto al apéndice respectivo de mi protocolo, como al primer testimonio que de esta escritura se expida, copia certificada del título que ampara la propiedad del predio citado -

- - - **B.** El Arrendador usa el Terreno Superficial en la crianza de ganado vacuno y caballar, por ser el propio de su vocación, con el consentimiento de su cónyuge. - -

- - - **C.** Con el consentimiento irrevocable de su cónyuge, ha convenido con LSG el otorgarle en arrendamiento el Terreno Superficial, el cual está comprendido dentro de los lotes mineros descritos en la declaración II (dos) (adelanten adelante llamados "los Lotes"). -

- - - **D.** Sabe, reconoce y acepta que las sustancias minerales que, en su caso, existan en el subsuelo de los Lotes, son propiedad exclusiva de la Nación mexicana ("la Nación") y no del Arrendador, que la Nación las ha concesionado a LSG o a terceras personas quienes transmitieron las concesiones a LSG, a fin de que LSG pueda explorarlas y explotarlas, en los términos de la Constitución Política de los Estados Unidos Mexicanos y de la Ley Minera y su Reglamento, por lo que las sustancias tales pertenecerán a LSG una vez que LSG las extraiga, y que igual condición jurídica tendrán el tepetate, los jales, las escorias, los graseros, los desechos y otras sustancias que se generen con motivo de los trabajos y obras de LSG en el Inmueble. Por lo anterior, el Arrendador confirma que entiende y acepta desde ahora, en forma absoluta y sin reserva alguna, que el Arrendador no tiene, ni podrá llegar nunca a tener en virtud de celebrarse este contrato, derecho o interés alguno sobre las mencionadas sustancias minerales, el tepetate, los jales, las escorias, los graseros, los desechos y otras sustancias ya referidas. - - - - - - - -

- - - **E.** El Terreno Superficial se encuentra libre y exento de gravámenes, afectaciones, cargas o limitaciones, y nada impide al Arrendador la celebración y cumplimiento de este contrato. -
- - - **F.** Que su cónyuge, la señora María de Jesús Alarcón Cañedo, concurre a la celebración de este contrato a fin de otorgar su consentimiento al mismo de conformidad con lo dispuesto en el artículo 330 del Código Civil para el Estado de Sonora. -
- - - **II. De LSG:** -
- - - **A.** Es una sociedad anónima mexicana legalmente constituida mediante escritura pública número 65,912, volumen 1,604, otorgada ante la fe de Francisco Javier Cabrera Fernández, notario suplente de la anotaría número 11, en ejercicio en Hermosillo, Sonora, el día 20 de octubre de 2007, en trámite de inscripción en el Registro Público de Comercio y en el Registro Público de Minería. - - - - - - - - - -
- - - **B.** Tiene como objeto social, entre otras actividades, la industria minero-metalúrgica en general, y, por tanto, llevar a cabo todo acto o celebrar todo convenio o contrato directa o indirectamente relacionado con la misma. - - - - - - -
- - - **C.** Es titular de derechos contractuales sobre las siguientes concesiones mineras: -
- - - (I) Concesión minera sobre el lote "Marisol", título 220,813, inscrita en el Registro Público de Minería bajo acta 193, foja 97, volumen 339, del Libro de Concesiones Mineras. -
- - - (II) Concesión minera sobre el lote "La Víbora No. 2", título 177,274, inscrita en el Registro Público de Minería bajo acta 314, foja 79, volumen 239, del Libro de Concesiones Mineras. -
- - - (III) Concesión minera sobre el lote "Marisol 4", título 227, 381, inscrita en el Registro Público de Minería bajo acta 281, foja 141, volumen 357, del Libro de Concesiones Mineras. -
- - - (IV) Concesión minera sobre el lote "Marisol 5", título 230,021, inscrito bajo el acta número 41, a foja 21, del volumen 365 del libro de Concesiones Mineras del Registro Público de Minería, el 10 de julio de 2007. -
- - - Anteriormente y en lo sucesivo los lotes mineros arriba mencionados son identificados en este contrato, conjuntamente, como los "Lotes". En lo sucesivo las concesiones mineras que amparan los "Lotes" serán identificadas como las "Concesiones". -
- - - Bajo la letra "A" se agrega a este contrato un plano que ilustra la ubicación de los puntos y límites del área que LSG tomará en arrendamiento de Terán. - - - - - - - -
- - - **D.** Requiere del Inmueble a fin poder llevar a cabo, en ejecución de un proyecto minero denominado "Marisol" (en adelante llamado "Proyecto"), la exploración y/o explotación de minerales que, en su caso existan, en el subsuelo de los Lotes ubicados en el Inmueble. La realización del Proyecto significaría fundamentalmente la construcción y operación de una mina de oro, plata y cobre, la cual a su vez implicaría actividades de barrenación, voladura, carga y transportación de mineral y tepetate, trituración, cribado, lixiviación y extracción o separación de minerales mediante sustancias y procesos químicos y otras índoles. -
- - - **E.** Ha convenido con el Arrendador y con su cónyuge la celebración de este contrato a fin de tomar el Inmueble en arrendamiento, precisamente para los fines indicados en el párrafo "D" inmediato anterior. -
- - - **III. Del Arrendador y de LSG:** -
- - - **A.** Se reconocen mutuamente su existencia y subsistencia, así como los nombramientos y los poderes y facultades de quienes celebran este contrato en su respectiva representación, por haber tenido a la vista y analizado sus asesores legales los documentos que los acreditan. -
- - - **B.** Sus respectivas declaraciones bajo protesta de decir verdad y las seguridades que cada una de ellas ha dado con respecto a la veracidad y exactitud

Lic. Francisco Alfonso Corella Zamudio TITULAR DE LA NOTARIA PUBLICA NUMERO 8 Magdalena de Kino, Sonora, Mex.

03

de las mismas han inducido a las partes y a sus respectivos representantes a otorgar su consentimiento contractual, y que tal consentimiento contractual no se habría concedido de no ser por esas seguridades y declaraciones. - - - - - - - - - - -

- - - **C.** Este contrato no ha sido negociado ni firmado bajo la influencia o determinación de dolo, mala fe, violencia, ilicitud, lesión, error, temor reverencial o incapacidad o de algún otro vicio de la voluntad o del consentimiento. - - - - - - - -

- - - En atención a lo declarado y a sus respectivos intereses, el Arrendador y LSG celebran este *Contrato de arrendamiento y* se obligan al tenor de las siguientes - -

- **CLÁUSULAS** -

- - - **PRIMERA. ARRENDAMIENTO.** El Arrendador, con el consentimiento de sus respectivos cónyuges, dan el Inmueble en arrendamiento a LSG, con el objeto de que LSG, a su exclusiva discreción, pueda realizar las obras y trabajos de exploración y/o explotación minera mencionados en la cláusula segunda y las de restauración ambiental que deba efectuar de conformidad con las leyes, reglamentos y normas oficiales mexicanas aplicables. LSG acepta y recibe el Inmueble en arrendamiento para los fines antes mencionados, de acuerdo con lo estipulado en el resto de este contrato. -

- - - **SEGUNDA. DERECHOS DE LSG.** Por virtud de este arrendamiento, LSG tendrá el derecho exclusivo, más no la obligación, de ocupar temporalmente, usar y aprovechar el Inmueble (todo ello a título de arrendamiento) a fin de ejecutar toda obra y trabajo que tenga como propósito explorar y/o explotar las sustancias minerales que, en su caso, existan en el subsuelo de los Lotes, para lo cual podrá, entre otras cosas: -

- - - **A.** Llevar a cabo todo tipo de actividades de exploración minera, es decir, todo tipo de actividades cuyo propósito sea identificar depósitos minerales que pudieran existir debajo del suelo o superficie del Inmueble (en los Lotes), así como cuantificar y evaluar las reservas de minerales que en esos depósitos pudieran existir. En consecuencia, LSG tendrá derecho de realizar en el Inmueble todo tipo de trabajos y obras de geología de campo, geoquímica y geofísica, así como zanjas, brechas y plantillas de barrenación, entre otras relacionadas con la exploración minera. -

- - - **B.** Llevar a cabo todo tipo de actividades de explotación minera, es decir, todas aquellas actividades cuyo propósito sea (I) preparar y desarrollar las áreas que comprendan los depósitos minerales que LSG identifique en los Lotes; (II) desprender y extraer los productos minerales que en su caso existan en los depósitos minerales referidos en el subinciso (I) anterior; y (III) preparar, tratar, fundir de primera mano y refinar los productos minerales que en su caso existan y se extraigan o arranquen del subsuelo, en cualquiera de sus etapas o fases, con el propósito de recuperar u obtener minerales o sustancias, así como elevar la concentración y pureza de sus contenidos. -

- - - **C.** Depositar en las partes específicas del Inmueble seleccionadas por LSG terreros, jales, escorias, graseros, desechos, tepetates y otras sustancias que se generen como resultado o con motivo de las actividades de exploración, de explotación y de beneficio de minerales, sin más limitaciones o restricciones que las previstas en la Ley General del Equilibrio Ecológico y la Protección al Ambiente (en adelante identificada simplemente como "Ley Ambiental") y en los demás ordenamientos aplicables. -

- - - **D.** Utilizar los caminos, veredas, mangas, callejones y otras vías de comunicación (en adelante llamadas todas ellas "los Caminos") existentes en el Terreno Superficial a fin de transitar y transportar libremente personal, maquinaria, herramientas, sustancias minerales y bienes de cualesquiera otras especies. - - - -

- - - **E.** Utilizar libre e imperturbadamente los Caminos existentes en el Rancho, que sea necesario transitar a fin de poder entrar y salir del Inmueble para ejercer los derechos de arrendataria que de este contrato resultan a favor de LSG. - - - - -

- - - **F.** Romper candados y/o cadenas, así como inhabilitar puertas, que impidan a LSG el ejercicio de los derechos otorgados mediante los párrafos "D" y "E" de esta cláusula. -
- - - **G.** Modificar y ampliar los trazos de los Caminos ya existentes y construir, habilitar y dar mantenimiento a nuevos Caminos en el Terreno Superficial para los fines de tránsito y transportación mencionados en el párrafo "D" inmediato anterior. En caso de nuevos caminos construidos por LSG, ésta tendrá el derecho de restringir o limitar libremente el acceso y tránsito por tales nuevos caminos, y la facultad de cercarlos por ambos lados a fin de impedir el cruce de ganado que pueda interferir con el tránsito de vehículos y personas para fines de las actividades mineras de LSG, y a fin también de no poner en riesgo a dicho ganado.
- - - **H.** Cercar todas aquellas zonas o lugares del Inmueble que, por razones de seguridad, de sanidad, de naturaleza ambiental o de cualquier otro tipo, a juicio de LSG, deban de permanecer aisladas o de acceso restringido, pudiendo dar acceso al arrendador para sus movimientos temporales de ganado. Lo anterior podrá incluir, a juicio único de LSG, cercar incluso la totalidad del Inmueble. - - - - - - - - -
- - - **I.** Construir y ampliar y desmantelar o desmontar campamentos, dormitorios, bodegas, almacenes, talleres, oficinas e instalaciones conducentes a las obras y trabajos de exploración de LSG, sin restricción. -
- - - **J.** Llevar a cabo mediciones y amojonamientos destinados a deslindar áreas o zonas dentro del Inmueble. -
- - - **K.** Instalar tuberías, ductos y otros medios de transportación de fluidos y de gases. -
- - - **L.** Instalar plantas generadoras de energía eléctrica y estaciones o subestaciones y tender líneas de conducción subterráneas o aéreas de la energía tal. -
- - - **M.** Instalar y operar bandas transportadoras de todo tipo de materiales. - - - -
- - - **N.** Desmontar o desbrozar terrenos. -
- - - **Ñ.** Construir, habilitar, ampliar y operar minas a cielo abierto, subterráneas, a base de soluciones o de cualquier otro tipo y zonas o patios de lixiviación, lo cual podría implicar la inhabilitación o inutilización de toda la superficie que ocupen. - -
- - - **O.** Construir, habilitar, ampliar y operar plantas de beneficio o procesamiento y molinos. -
- - - **P.** Procesar o beneficiar productos extraídos del subsuelo del Terreno Superficial, solos o en combinación o mezclados con productos extraídos del subsuelo de otras áreas o terrenos superficiales, incluso de terceras personas diferentes del Arrendador. -
- - - **Q.** Perforar pozos para la extracción y utilización de agua. - - - - - - - - - - - - -
- - - **R.** Hacer todo tipo de obras hidráulicas a fin de contar con el fluido necesario para la realización de sus actividades y, previa la obtención de las concesiones, permisos, anuencias o autorizaciones necesarios conforme a la ley, aprovechar o utilizar las aguas superficiales que requiera para sus obras y trabajos mineros. - - -
- - - **S.** Cumpliendo siempre con las disposiciones legales aplicables y con las órdenes dictadas legalmente por las autoridades competentes, transportar, almacenar, utilizar y detonar explosivos necesarios, al solo juicio de LSG, para la ejecución de las obras y trabajos mineros de LSG en el Terreno Superficial. - - - - -
- - - **T.** Realizar o llevar a cabo en el Inmueble cualesquiera otras acciones, obras, construcciones y actividades, necesarias o convenientes, a juicio de LSG, que tengan como propósito la preparación y desarrollo del área que comprenda el o los depósitos minerales que en su caso lleguen a identificarse en los Lotes, y/o el desprender y extraer los productos minerales o sustancias existentes en el mismo.
- - - **U.** En general, realizar todas las actividades y obras que LSG tenga derecho a realizar como titular de las Concesiones y/o de los derechos derivados de las Concesiones, de acuerdo con las leyes. -

Lic. Francisco Alfonso Corella Zamudio TITULAR DE LA NOTARIA PUBLICA NUMERO 8 Magdalena de Kino, Sonora, Méx.

- - - **TERCERA. OBLIGACIONES VARIAS DEL ARRENDADOR.-** El Arrendador se obliga y compromete irrevocablemente: -

- - - **A.** A realizar cuantas acciones o medidas sean necesarias a fin de garantizar el ejercicio imperturbado, inobstaculizado e irrestricto de los derechos que por este contrato se conceden a LSG. -

- - - **B.** A abstenerse de realizar todo acto, hecho, medida o acción directa o indirectamente tendente a perturbar, obstaculizar o restringir el ejercicio de los derechos que por este contrato se conceden a LSG. - - - - - - - - - - - - - - - - -

- - - **C.** A permitir y no obstaculizar, perturbar o restringir el libre tránsito o transportación dentro del Inmueble o por el Rancho hacia el Inmueble de funcionarios, personal, visitantes, asesores, proveedores y/o contratistas de LSG, o de maquinaria, herramientas, sustancias minerales y bienes de cualesquiera otras especies por parte LSG, por los contratistas de LSG o por los subcontratistas de dichos contratistas. -

- - - **D.** A firmar y a entregar a LSG o a las autoridades competentes solicitudes, peticiones de informes, informes, anuencias, autorizaciones, consentimientos, formularios y cualesquiera otros documentos que la ley o la autoridad federal, estatal o municipal requirieran a fin de que LSG pueda hacer uso y ejercicio pleno de los derechos que se le otorgan mediante este contrato. - - - - - - - - - - - - - - -

- - - **E.** A no realizar durante el período de explotación, actividades de ganadería o conexas dentro del Inmueble, a menos que LSG, previamente y por escrito, autorice al Arrendador tal realización en las áreas específicas del Inmueble y por el tiempo que LSG estime aceptable y apropiado, y sin que ello en ningún caso y por ninguna razón se pueda o deba entender como renuncia o terminación de los derechos de LSG como arrendataria de acuerdo con este contrato. - - - - - - - - - -

- - - **CUARTA. CONTRAPRESTACIÓN POR EL ARRENDAMIENTO Y POR EL OTORGAMIENTO DE CONSENTIMIENTOS, ANUENCIAS Y AUTORIZACIONES; COMPROBANTES FISCALES; IMPUESTOS.-** - - - - - - - -

- - - **A.** Contraprestación. A cambio del arrendamiento, y a cambio de otros derechos y de los consentimientos, anuencias y autorizaciones que el Arrendador concede a LSG por este contrato, y a cambio en general de todas las obligaciones que el Arrendador asume mediante este contrato, y de su debido cumplimiento, LSG pagará al Arrendador lo siguiente: -

- - - (1) $15,000 US (quince mil dólares de los Estados Unidos de América) por el primer año de vigencia de este contrato, pagaderos precisamente en la fecha en que este contrato quede otorgado y firmado en escritura pública (en adelante tal fecha llamada la "Fecha de Inicio"). -

- - - (2) $20,000 US (veinte mil dólares de los Estados Unidos de América) por el segundo año de vigencia de este contrato, pagaderos precisamente en la fecha del primer aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (3) $30,000 US (treinta mil dólares de los Estados Unidos de América) por el tercer año de vigencia de este contrato, pagaderos en la fecha del segundo aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (4) $40,000 US (cuarenta mil dólares de los Estados Unidos de América) por el cuarto año de vigencia de este contrato, pagaderos precisamente en la fecha del tercer aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (5) $50,000 US (cincuenta mil dólares de los Estados Unidos de América) por el quinto año de vigencia de este contrato, pagaderos precisamente en la fecha del cuarto aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (6) $60,000 US (sesenta mil dólares de los Estados Unidos de América) por el

sexto año de vigencia de este contrato, pagaderos precisamente en la fecha del quinto aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (7) $60,000 US (sesenta mil dólares de los Estados Unidos de América) por el séptimo año de vigencia de este contrato, pagaderos precisamente en la fecha del sexto aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (8) $60,000 US (sesenta mil dólares de los Estados Unidos de América) por el octavo año de vigencia de este contrato, pagaderos precisamente en la fecha del séptimo aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (9) $100,000 US (cien mil dólares de los Estados Unidos de América) por el noveno año de vigencia de este contrato, pagaderos precisamente en la fecha del octavo aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (10) $100,000 US (cien mil dólares de los Estados Unidos de América) por el décimo año de vigencia de este contrato, pagaderos precisamente en la fecha del noveno aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (11) $100,000 US (cien mil dólares de los Estados Unidos de América) por el undécimo año de vigencia de este contrato, pagaderos precisamente en la fecha del décimo aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (12) $100,000 US (cien mil dólares de los Estados Unidos de América) por el duodécimo año de vigencia de este contrato, pagaderos precisamente en la fecha del undécimo aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (13) $100,000 US (cien mil dólares de los Estados Unidos de América) por el décimo tercer año de vigencia de este contrato, pagaderos precisamente en la fecha del duodécimo aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (14) $100,000 US (cien mil dólares de los Estados Unidos de América) por el décimo cuarto año de vigencia de este contrato, pagaderos precisamente en la fecha del décimo tercer aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (15) $100,000 US (cien mil dólares de los Estados Unidos de América) por el décimo quinto año de vigencia de este contrato, pagaderos precisamente en la fecha del décimo cuarto aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (16) $100,000 US (cien mil dólares de los Estados Unidos de América) por el décimo sexto año de vigencia de este contrato, pagaderos precisamente en la fecha del décimo quinto aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (17) $100,000 US (cien mil dólares de los Estados Unidos de América) por el décimo séptimo año de vigencia de este contrato, pagaderos precisamente en la fecha del décimo sexto aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (18) $100,000 US (cien mil dólares de los Estados Unidos de América) por el décimo octavo año de vigencia de este contrato, pagaderos precisamente en la fecha del décimo séptimo aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -

- - - (19) $100,000 US (cien mil dólares de los Estados Unidos de América) por el décimo noveno año de vigencia de este contrato, pagaderos precisamente en la fecha del décimo octavo aniversario de la Fecha de Inicio o dentro de los cinco

días naturales que sigan a tal aniversario. -
- - - (20) $100,000 US (cien mil dólares de los Estados Unidos de América) por el vigésimo año de vigencia de este contrato, pagaderos precisamente en la fecha del décimo noveno aniversario de la Fecha de Inicio o dentro de los cinco días naturales que sigan a tal aniversario. -
- - - (21) Si el inicio de la Explotación (como se define enseguida en este mismo párrafo "A") ocurre antes del inicio del décimo año de vigencia de este contrato, LSG estará obligada a pagar, como contraprestación o renta anual, la cantidad de $100,000 US (cien mil dólares de los Estados Unidos de América) a partir del año inmediato siguiente al año de vida de este contrato durante el cual se haya iniciado la Explotación, y no las cantidades previstas en los incisos (1) al (8) de este párrafo "A" de la presente cláusula cuarta. -
- - - (22) La obligación de LSG de pagar la cantidad prevista en los incisos del (9) al (20) del presente párrafo "A" existirá independientemente del momento en que se inicie la Explotación. -
- - - (23) Para efectos de este contrato, Explotación consistirá en el inicio de la excavación del cuerpo de mineralización que en su caso exista en los Lotes, y/o en el inicio de la preparación de dicho cuerpo para la producción comercial. - - - - - - -
- - - Si El Arrendador, su cónyuge, sus empleados y/o contratistas incumplen las obligaciones contraídas mediante la cláusula tercera, la obligación de LSG de hacer los subsecuentes pagos de rentas anuales quedará automáticamente suspendida por todo el tiempo que dure o se prolongue el incumplimiento de que se trate, y el plazo de este contrato, así como todas las fechas de pago pactadas en el mismo, se entenderán prorrogadas por un tiempo igual a la duración del incumplimiento. Lo anterior, sin detrimento de otros derechos de LSG en relación con dicho incumplimiento, tales como exigir el pago de daños y perjuicios causados a LSG en la ejecución del Proyecto. -
- - - Los montos de contraprestaciones antes señaladas no incluyen el monto del impuesto al valor agregado, mismo que en todo caso será desglosado y trasladado por el Arrendador a LSG, a la tasa legalmente aplicable, y será pagado por LSG. - -
- - - **B. Facturas.** LSG pagará al Arrendador las cantidades previstas en el párrafo "A" de esta cláusula contra entrega que el Arrendador le haga a LSG de facturas que cumplan con todos los requisitos fiscales y que trasladen y desglosen el impuesto al valor agregado a la tasa aplicable. -
- - - **C. Impuestos.** Cada parte responderá por el pago de los impuestos a su respectivo cargo. El Arrendador pagará el impuesto sobre la renta que, en su caso, se cause por las cantidades que LSG les pague de conformidad con este contrato, y, de ser legalmente necesario, LSG efectuará al Arrendador las retenciones por concepto de impuesto sobre la renta y/o impuesto al valor agregado que corresponda, y entregará al Arrendador las respectivas constancias de retención debidamente requisitadas para fines fiscales. -
- - - **D. Pagos.** Todos los pagos que LSG deba hacer al Arrendador se harán mediante cheque nominativo de LSG pagadero a la orden del Arrendador, entregado en el domicilio de LSG señalado en la cláusula décima. - - - - - - - - - - -
- - - **E. Período de restauración ambiental.** LSG no estará obligada a pagar ninguna contraprestación u otro tipo de pago o indemnización al Arrendador mientras LSG lleve a cabo trabajos de restauración, recuperación o restablecimiento ambiental en el Inmueble después de la terminación o rescisión de este contrato por cualquier razón o circunstancia. El Arrendador estará obligado a continuar otorgando y permitiendo a LSG y a terceras personas contratadas por LSG, acceso continuo, seguro e imperturbado a los terrenos donde se esté llevando o deba llevarse a cabo la restauración, recuperación o restablecimiento ambiental. -
- - - **QUINTA. OBLIGACIONES VARIAS DE LSG.** - - - - - - - - - - - - - - - - - - -

Lic. Francisco Corella
TITULAR DE ... PUBLICA ... Magdalena ... Sonora

- - - **A. Preservación del medio.** LSG llevará a cabo o ejecutará todas las actividades que tenga derecho a realizar de conformidad con este contrato, cumpliendo estrictamente con la Ley Ambiental. LSG no restaurará, recuperará o restablecerá terrenos dañados por caminos u otras obras construidas por LSG, si recibe aviso escrito del Arrendador en el sentido de que desean que dichos caminos u obras sean preservados como caminos u obras para su propio uso, en cuyo caso el Arrendador irrevocable e incondicionalmente liberará a LSG ante las autoridades competentes en materia ambiental de toda responsabilidad, obligación y carga en relación con los terrenos tales que no se hayan restaurado, recuperado o restablecido o que no se vayan a restaurar, recuperar o restablecer, y el Arrendador mantendrá a LSG libre y exenta de reclamaciones, demandas, procedimientos, multas, sanciones, juicios e investigaciones o procedimientos administrativos incoados, instituidos, impuestos o iniciados en relación directa o indirecta con los terrenos no restituidos, recuperados o restablecidos de que se trata. LSG tendrá el derecho de restaurar, recuperar o restablecer los terrenos dañados por los caminos u otras obras construidas por LSG si, a su sola discreción, el Arrendador y/o las autoridades en materia ambiental no han otorgado a LSG una liberación completa y satisfactoria de toda responsabilidad, obligación o deuda en relación con los terrenos dañados tales. -

- - - Para fines de lo previsto en el párrafo anterior, LSG dará aviso al Arrendador sobre la intención de LSG de iniciar los trabajos de restauración, recuperación o restablecimiento ambiental de que se trate, al menos 30 (treinta) días naturales antes de la fecha de inicio de tales trabajos, y el Arrendador a su vez contará con 10 (diez) días naturales contados a partir de que reciba tal aviso de LSG, para expresar a LSG, por escrito, el deseo el Arrendador de que tales obras no se realicen, en cuyo caso las partes se estará a lo pactado en el párrafo anterior de la presente cláusula. -

- - - **B.** En las fechas que el Arrendador y LSG acuerden libremente durante la vigencia de este contrato, LSG proporcionará, sin costo para el Arrendador, maquinaria para contribuir al mantenimiento de caminos y represos, así como para la instalación o construcción de bebederos para el ganado del Arrendador, dentro del Inmueble y/o del Rancho. -

- - - **C.** En caso de que LSG perfore y opere pozos de agua en el Inmueble, y en la medida en que las actividades mineras y conexas de LSG en el Inmueble lo permitan, LSG estará obligada a suministrar agua al Arrendador a fin de que éstos den de beber a su ganado. -

- - - **SEXTA. CONSENTIMIENTO PARA EFECTOS DE LA LEY AMBIENTAL Y PARA EFECTOS DE OTRAS LEYES O PROPÓSITOS.** El Arrendador otorga irrevocablemente a LSG todos los consentimientos, anuencias, permisos o autorizaciones que sean necesarios **(I)** de conformidad con la Ley Ambiental a fin de que LSG obtenga la aprobación de su manifestación de impacto ambiental y todas las licencias, permisos o autorizaciones que la Secretaría de Medio Ambiente y Recursos Naturales, y/o cualquier otra autoridad competente, deban de otorgarle o conferirle de acuerdo a la ley para que LSG pueda llevar a cabo sus actividades de conformidad con este contrato, **(II)** a fin de que LSG solicite y obtenga permisos, licencias, concesiones o autorizaciones de cualquier tipo para la perforación de pozos y para el aprovechamiento de aguas subterráneas o bien superficiales que pertenezcan a la Nación y para que los respectivos permisos, licencias, concesiones o autorizaciones se expidan a nombre de LSG sin necesidad de que LSG adquiera el suelo, **(III)** de conformidad con las leyes y reglamentos aplicables en materia de uso del suelo, de asentamientos humanos, de sanidad o salud, de trabajo y previsión social y en otras materias relacionadas con las actividades de LSG en el Inmueble, y **(IV)** para los fines previstos en el artículo 56, fracción I (primera), del Reglamento de la Ley Minera. Lo pactado en esta

Lic. Francisco Alfonso Corella Zamudio
TITULAR DE LA NOTARIA PUBLICA NUMERO 8
Magdalena de Kino, Sonora

cláusula será considerado como el consentimiento, anuencia, aprobación, permiso o autorización del Arrendador para todos los fines o propósitos arriba especificados; no se requerirá consentimiento, anuencia, aprobación, permiso o autorización adicional o diferente. -

- - - Previamente a la perforación de pozos en el área que ocupa el Inmueble, LSG consultará al Arrendador y no tomará ninguna acción unilateral que afecte negativamente las aguas propiedad del Arrendador. - - - - - - - - - - - - - - - - - -

- - - **SÉPTIMA. CASO FORTUITO O FUERZA MAYOR.** Los trabajos de exploración de LSG, y, en general, el cumplimiento de las obligaciones de LSG y el plazo de vigencia este contrato entrarán y se mantendrán en suspenso durante todo el tiempo en que medie caso fortuito o fuerza mayor, sin que por ello se entienda que LSG ha incumplido sus obligaciones o violado este pacto. El plazo de vigencia de este contrato se entenderá automáticamente prorrogado por un tiempo igual al que haya durado la causa de suspensión estipulada en esta cláusula, sin detrimento del derecho de LSG de terminarlo anticipadamente. - - - -

- - - LSG no tendrá la obligación de negociar o de transar con las personas o grupos que den causa a los eventos de fuerza mayor previstos en esta cláusula ni la obligación de objetar ni obtener declaratoria jurisdiccional de la inconstitucionalidad de actos de estado o de gobierno o de autoridad también constitutivos de fuerza mayor de conformidad con esta cláusula. - - - - - - - - - - - -

- - - **OCTAVA. CESIÓN DE DERECHOS Y OBLIGACIONES.** El Arrendador autoriza irrevocablemente a LSG para que subarriende o ceda algunos o todos los derechos y obligaciones que le derivan de este contrato sin necesidad de pacto o anuencia ulterior o adicional, sin más obligación de LSG que la de informar al Arrendador, dentro de los 30 (treinta) días naturales siguientes a la fecha en que el subarrendamiento o la cesión se haya efectuado, **(I)** el nombre o razón o denominación social del subarrendatario o cesionario, **(II)** la fecha del subarrendamiento o de la cesión, **(III)** el domicilio del subarrendatario o cesionario, y **(IV)** el nombre del representante del subarrendatario o cesionario con el cual el Arrendador habrá de tratar todo lo relativo a este contrato. - - - - - -

- - - **NOVENA. PLAZO DE ESTE CONTRATO, TERMINACIÓN ANTICIPADA, DERECHOS DE LSG A LA TERMINACIÓN DEL CONTRATO.** - - - - - - - - - - - -

- - - **A. Plazo.** El plazo de este contrato será de 20 (veinte) años obligatorio para el Arrendador y voluntario para LSG, e iniciará precisamente en la Fecha de Inicio y terminará exactamente el día del vigésimo aniversario de la Fecha de Inicio, a menos de que LSG termine este contrato anticipadamente de conformidad con lo previsto en el párrafo "B" de esta cláusula. -

- - - **B. Terminación anticipada por LSG.** LSG podrá terminar este contrato en cualquier momento sin más formalidad que la de enviar o entregar al Arrendador notificación o aviso en ese sentido en el domicilio de éstos señalado en la cláusula décima. La terminación anticipada del contrato de conformidad con este inciso liberará a LSG de toda obligación o responsabilidad para con el Arrendador, excepto las obligaciones que deba cumplir de conformidad con la Ley Ambiental, y el Arrendador no tendrá el derecho de ser indemnizado, compensado o resarcido de manera alguna por la terminación anticipada, y ésta tampoco generará responsabilidad de otro tipo a cargo de LSG. Al dar el aviso de terminación anticipada, LSG suspenderá todo tipo de actividades dentro de los terrenos arrendados, salvo que se trate de obras de restauración o recuperación ecológica, conforme a la Ley Ambiental. -

- - - Las partes están de acuerdo en que el hecho de que durante el plazo de vigencia de este contrato LSG por cualquier motivo llegase a suspender sus actividades mineras en el Inmueble, incluso en forma total e indefinida, pero sin dar al Arrendador el aviso de terminación anticipada referido en el párrafo anterior, ello de ninguna manera significará ni implicará que LSG ha optado por dar por

terminado este contrato en forma anticipada, toda vez que en tal supuesto de suspensión total e indefinida este contrato continuará surtiendo sus efectos los cuales sólo podrán considerarse terminados en los casos de terminación o rescisión previstos expresamente en el mismo contrato o en la ley. - - - - - - - - - - - - - - - -

- - - **C. Omisión en el cumplimiento de obligaciones.** Si el Arrendador considera que LSG ha omitido cumplir alguna de sus obligaciones derivadas de este contrato, darán a LSG aviso en el sentido de que cuenta con 30 (treinta) días naturales para subsanar el incumplimiento, para iniciar el subsanamiento del incumplimiento o bien para probar al Arrendador que el incumplimiento no se ha dado, al término del cual sin que LSG hubiese subsanado el imputado incumplimiento, sin que hubiere iniciado el subsanamiento del incumplimiento o bien sin que hubiese iniciado medidas para probar al Arrendador que el incumplimiento no se ha dado, este contrato se entenderá terminado anticipadamente por LSG en los términos y para los efectos del inciso inmediato anterior de esta cláusula. Lo anterior, sin perjuicio de los derechos del Arrendadores de acuerdo con la ley, incluyendo el de pedir la rescisión del contrato si Arrendador lo estiman conveniente a sus intereses. El aviso de incumplimiento deberá ser lo suficientemente circunstanciado como para que LSG pueda tomar las medidas correctivas o subsanatorias que procedan, según la naturaleza del incumplimiento atribuido. -

- - - **D. Derechos de LSG a la terminación o rescisión del contrato.** LSG tendrá 365 (trescientos sesenta y cinco) días naturales, contados a partir de la terminación o rescisión por cualquier causa de este contrato, para desmantelar, retirar, remover y transportar todo tipo de bienes muebles o inmuebles de su propiedad o de terceros que se encontraren en el Terreno Superficial a la terminación o rescisión del contrato. El Arrendador tendrá la obligación de permitir y de facilitar a LSG el desmantelamiento, retiro, remoción y transportación de los bienes de que se trata, a costo de LSG. Los bienes propiedad de LSG que LSG no desmantelara, retirara, removiera o transportara del Terreno Superficial dentro del plazo previsto en este inciso se considerarán abandonados en favor del Arrendador. -

- - - **DÉCIMA. DOMICILIOS.** Todos los avisos, comunicaciones y notificaciones que las partes deban o deseen darse o hacerse en relación con este contrato serán enviados o entregados en los siguientes domicilios, a menos que las partes señalen otros cuando menos con 15 (quince) días naturales de anticipación a la fecha en que el cambio deba producir efectos: -

- - - **A.** Si son para el Arrendador o su cónyuge (o para ambos): Avenida Guerrero s/n, Colonia de Loma, Santa Ana, Sonora 84600. -

- - - **B.** Si son para LSG: Minera LSG S.A. de C.V., Ramón Corral 15, Colonia Country Club, Hermosillo, Sonora 83000, a la atención del representante legal, con copia para Boulevard Hidalgo 64, Colonia Centenario, Hermosillo, Sonora 83260, a la atención de Eduardo Robles Elías. -

- - - Los avisos y comunicaciones se entenderán efectivos el día hábil inmediato siguiente a aquél en que hubieran sido recibidos. Si se empleare el correo, los avisos, comunicaciones y notificaciones siempre se enviarán por correo certificado con acuse de recibo. Las notificaciones judiciales se entenderán efectivas en el momento en que lo señalen las normas aplicables. - - - - - - - - - - - - - - - - - - -

- - - Si los avisos, notificaciones o comunicaciones no son dirigidos a la atención de quienes se ha precisado, aunque efectivamente sean enviados y recibidos, no serán oponibles en perjuicio de la parte a quien se envíen, quien sí podrá invocarlos en su beneficio. -

- - - **UNDÉCIMA. CONTROVERSIAS Y TRIBUNALES COMPETENTES.** - - - - -

- - - **A. Controversias.** Las disputas o controversias que surjan entre el Arrendador y LSG se regirán por la Ley Minera y su Reglamento y supletoriamente

por la legislación mercantil en virtud de lo dispuesto en el artículo 1,050 (mil cincuenta) del Código de Comercio; y, por así pactarlo las partes con fundamento en el artículo 1,051 (mil cincuenta y uno) del Código de Comercio, por el Libro Tercero, Título Quinto, Capítulos I (uno), II (dos), III (tres) sección III (tres), IV (cuatro) y V (cinco) del Código de Procedimientos Civiles para el Estado de Sonora en lo relativo a providencias cautelares o medidas precautorias o cautelares no previstas en el Código de Comercio, en el entendido de que la aplicación de tales disposiciones del Código de Procedimientos Civiles para el Estado de Sonora se hará en casos distintos de los previstos en el artículo 1,168 (mil ciento sesenta y ocho) del Código de Comercio, toda vez que en tales casos (es decir, en los previstos en el artículo 1,168 [mil ciento sesenta y ocho]) sólo tendrán cabida las providencias precautorias que para los mismos permite en forma limitativa el artículo 1,171 (mil ciento setenta y uno) de dicho Código de Comercio. - - - - - - - -

- - - **B. Tribunales competentes.** Los tribunales o jueces de Hermosillo conocerán de toda disputa o controversia relacionada con este contrato; las partes renuncian al beneficio de la competencia o de la jurisdicción de cualesquiera otros jueces o tribunales que pudiera corresponderles por domicilio, territorio o por cualesquiera otras circunstancias o motivos, por privilegiados que sean. - - - - - - -

- - - **DUODÉCIMA. DISPOSICIONES GENERALES.** - - - - - - - - - - - - - - - - - -

- - - **A. Documentos adicionales.** Las partes convienen en que este contrato será inscrito por LSG en el Registro Público de la Propiedad y de Comercio que corresponda a la ubicación del Inmueble, así como en los registros o dependencias en las cuales deba inscribirse o LSG considere prudente inscribirlo. Además de lo anterior, las partes convienen en que firmarán cualesquiera documentos adicionales y tomar cualesquiera acciones adicionales que sean necesarias para que los objetivos de este contrato sean alcanzados. - - - - - - - - - - - - - - - - - - -

- - - **B. Contrato completo.** Este instrumento contiene el contrato y entendimiento total entre las partes, y no hay contratos, promesas o manifestaciones orales que sean o puedan ser incidentales o suplementarias a las estipulaciones de este contrato. Ningún cambio, adición o renuncia a cualquiera de las estipulaciones de este contrato obligará a las partes a menos que sea por escrito firmado por el Arrendador y por un representante autorizado de LSG con facultades suficientes para ello, quienes deberán además reconocer su firma y ratificar el contenido de dicho escrito ante un notario público. Ninguna renuncia de cualquiera de las partes respecto a alguna infracción de alguna de las cláusulas de este contrato será interpretada como una renuncia en relación con subsecuentes infracciones, bien de la misma o de diferente naturaleza. - - - - - - - - - - - - - - - - -

- - - - - - - - - - - - - - - - - - **P E R S O N A L I D A D :** - - - - - - - - - - - - - - - - -

- - - **Rodney Alan Blakestad** manifestó que su representada **Minera LSG Sociedad Anónima de Capital Variable** es una persona moral existente constituida conforme a las leyes de los Estados Unidos Mexicanos, y que las facultades con que comparece representándola no le han sido revocadas, limitadas o modificadas. Para acreditar su personalidad, me exhibió la escritura pública número 65,912 (sesenta y cinco mil novecientos doce), Volumen 1,604 (mil seiscientos cuatro), otorgada en Hermosillo, Sonora, el día 20 (veinte) del mes de octubre de 2007 (dos mil siete), ante el licenciado Francisco Javier Cabrera Fernández, notario público suplente número 11 (once), con residencia en Hermosillo, Sonora, y en ejercicio en esta demarcación notarial, en trámite de inscripción en el Registro Público de Comercio de Hermosillo, Sonora, por la cual la sociedad fue constituida y de la cual transcribo a continuación lo conducente: ARTICULO SEGUNDO. OBJETO.- LA SOCIEDAD TENDRÁ POR OBJETO EL DEDICARSE A LA INDUSTRIA MINERO-METALÚRGICA EN GENERAL Y POR TANTO, ESTARÁ CAPACITADA PARA REALIZAR TODOS LOS ACTOS QUE SEAN CONDUCENTES PARA LA REALIZACIÓN DE ESTE OBJETO, TALES COMO: 1.-

Lic. Franc
Corella
TITULAR
PUBLIC
Magdal
Son

ADQUIRIR CONCESIONES MINERAS DE EXPLORACIÓN Y EXPLOTACIÓN O DERECHOS CONTRACTUALES A LA EXPLORACIÓN Y EXPLOTACIÓN Y EXPLOTACIÓN DE CUALESQUIERA MINERALES, ASÍ COMO ENAJENAR, GRAVAR O EN CUALQUIER OTRA FORMA DISPONER DE TALES CONCESIONES Y DERECHOS Y DE LOS DERECHOS DERIVADOS DE LOS MISMOS. TRANSITORIOS. SEGUNDO.- LAS COMPARECIENTES ACUERDAN LAS SIGUIENTES RESOLUCIONES: III.- DESIGNAR APODERADO DE LA SOCIEDAD AL SEÑOR RODNEY ALAN BLAKESTAD, QUIEN GOZARÁ DE LAS SIGUIENTES FACULTADES: A.- PODER GENERAL PARA PLEITOS Y COBRANZAS CON TODAS LAS FACULTADES GENERALES Y AÚN CON LAS ESPECIALES QUE DE ACUERDO CON LA LEY REQUIERAN PODER O CLÁUSULA ESPECIAL, PERO SIN QUE SE COMPRENDA LA FACULTAD DEHACER CESIÓN DE BIENES, EN LOS TÉRMINOS DEL PÁRRAFO PRIMERO DEL ARTÍCULO DOS MIL QUINIENTOS CINCUENTA Y CUATRO Y DEL ARTÍCULO DOS MIL QUINIENTOS OCHENTA Y SIETE DEL CÓDIGO CIVIL FEDERAL Y SUS CORRELATIVOS DE LOS DEMÁS ESTADOS DE LA REPÚBLICA MEXICANA Y DEL DISTRITO FEDERAL, DE MANERA ENUNCIATIVA Y NO LIMITATIVA SE MENCIONAN ENTRE OTRAS FACULTADES LAS SIGUIENTES: I) PARA INTENTAR Y DESISTIRSE DE TODA CLASE DE PROCEDIMIENTOS, INCLUSIVE AMPARO.- II) PARA TRANSIGIR. III) PARA COMPROMETER EN ÁRBITROS. IV) PARA ABSOLVER Y ARTICULAR POSICIONES. V) PARA RECUSAR. VI) PARA RECIBIR PAGOS. VII) PARA PRESENTAR DENUNCIAS Y QUERELLAS EN MATERIA PENAL Y PARA DESISTIRSE DE ELLAS CUANDO LO PERMITA LA LEY. B.- PODER GENERAL PARA ACTOS DE ADMINISTRACIÓN, CON TODAS LAS FACULTADES GENERALES Y AÚN LAS ESPECIALES QUE REQUIEREN PODER O CLÁUSULA ESPECIAL CONFORME A LA LEY, SIN LIMITACIÓN ALGUNA Y CON LA AMPLITUD A QUE SE CONTRAE EL SEGUNDO PÁRRAFO DEL ARTÍCULO DOS MIL QUINIENTOS CINCUENTA Y CUATRO DEL CÓDIGO CIVIL FEDERAL Y SUS CORRELATIVOS EN LOS DEMAS ESTADOS DE LA REPÚBLICA MEXICANA Y DEL DISTRITO FEDERAL. C.- PODER GENERAL PARA ACTOS DE ADMINISTRACIÓN Y PLEITOS Y COBRANZAS EN MATERIA LABORAL EN LOS TÉRMINOS DEL SEGUNDO PÁRRAFO DEL ARTÍCULO DOS MIL QUINIENTOS CINCUENTA Y CUATRO DEL CÓDIGO CIVIL FEDERAL Y SUS CORRELATIVOS DEL CÓDIGO CIVIL PARA EL DISTRITO FEDERAL Y LAS DEMÁS ENTIDADES FEDERATIVAS DE LA REPÚBLICA MEXICANA DE UNA MANERA ENUNCIATIVA Y NO LIMITATIVA, EL APODERADO PODRÁ: I) DIRIGIR EN NOMBRE DE LA SOCIEDAD LAS RELACIONES OBRERO-PATRONALES DE ÉSTA ÚLTIMA EN EL SENTIDO MÁS AMPLIO QUE EN DERECHO CORRESPONDA, TAL COMO, D UNA MANERA ENUNCIATIVA Y NO LIMITATIVA: I) EL RECLUTAMIENTO, SELECCIÓN CONTRATACIÓN, INDUCCIÓN, CAPACITACIÓN, ADIESTRAMIENTO Y AMONESTACIÓN DE PERSONAL. II) LA SUSPENSIÓN Y RESCISIÓN DE RELACIONES INDIVIDUALES DE TRABAJO. III) LA NEGOCIACIÓN, FIRMA Y ADMINISTRACIÓN DE CONTRATOS COLECTIVOS Y REGLAMENTOS INTERIORES DE TRABAJO, Y IV) FORMAR PARTE DE LAS COMISIONES MIXTAS DE HIGIENE Y SEGURIDAD INDUSTRIAL, DE CAPACITACIÓN Y ADIESTRAMIENTO O DE CUALQUIER OTRO TIPO DE COMISIONES MIXTAS QUE SE LLEGUEN A INTEGRAR CON MOTIVO DE LAS RELACIONES OBRERO-PATRONALES. II) ATENDER CON ATRIBUCIONES DE GERENTE TODOS LOS ACTOS DE CARÁCTER LABORAL INHERENTES A LA SOCIEDAD, FACULTÁNDOSELE EN GENERAL PARA QUE REPRESENTE A LA SOCIEDAD EN SUS RELACIONES OBRERO-PATRONALES Y ESPECÍFICAMENTE, DE UNA MANERA ENUNCIATIVA Y NO LIMITATIVA, PARA QUE: I) INTERVENGA EN TODO CONFLICTO INDIVIDUAL O COLECTIVO DE TRABAJO, Y II) EJERCITE LAS ACCIONES Y HAGA VALER TODOS LOS DERECHOS QUE CORRESPONDAN A ALA SOCIEDAD. III) CELEBRAR CONTRATOS DE TRABAJO Y RESCIENDIRLOS. IV) ACTUAR COMO REPRESENTANTE LEGAL DE LA SOCIEDAD: I) ANTE LOS SINDICATOS CON LOS CUALES ESTÉN CELEBRADOS CONTRATOS

Lic. Francisco Alfonso Corella Zamudio TITULAR DE LA NOTARIA PUBLICA NUMERO 8 Magdalena de Kino, Sonora, Mex.

COLECTIVOS DE TRABAJO, Y II) PARA TODOS LOS EFECTOS DE CONFLICTOS INDIVIDUALES.---V) PROPONER ARREGLOS CONCILIATORIOS, CELEBRAR TRANSACCIONES, TMAR TODA CLASE DE DECISIONES Y NEGOCIAR Y SUSCRIBIR CONVENIOS LABORALES. ---VI) ACTUAR COMO REPRESENTANTE DE LA SOCIEDAD EN CALIDAD DE ADMINISTRADORES RESPECTO A TODA CLASE DE JUICIOS O PROCEDIMIENTOS DE TRABAJO QUE SE TRAMIETEN ANTE CUALQUIER AUTORIDAD TAL COMO EL INSTITUTO MEXICANO DEL SEGURO SOCIAL, INSTITUTO DEL FONDO NACIONAL DE LA VIVIENDA PARA LOS TRABAJADORES Y DEMÁS DEPENDENCIAS DEL GOBIERNO FEDERL, ESTATAL O MUNICIPAL QUE TENGAN O PUDIERAN TENER COMPETENCIA PARA VENTILAR ASUNTOS RELACIONADOS CON LA LEY FEDERAL DEL TRABAJO.---VII) LLEVAR LA REPRESENTACIÓN PATRONAL DE LA SOCIEDAD PARA EFECTOS DE LOS ARTÍCULOS ONCE, CUARENTA Y SEIS Y CUARENTA Y SIETE DE LA LEY FEDERAL DEL TRABAJO Y TAMBIÉN LA REPRESENTACIÓN LEGAL DE LA SOCIEDAD, PARA LOS EFECTOS DE ACREDITAR LA PERSONALIDAD Y CAPACIDAD EN JUICIO O FUERA DE ÉL EN LOS TÉRMINOS DEL ARTÍCULO SEISCIENTOS NOVENTA Y DOS FRACCIONES I Y II DE LA LEY FEDERAL DEL TRABAJO, DE LOS ARTÍCULOS CIENTO CUARENTA Y CINCO Y CIENTO CUARENTA Y SEIS DE LA LEY GENERAL DE SOCIEDADES MERCANTILES Y DE LAS DISPOSICIONES DE LAS DEMAS LEYES U ORDENAMIENTOS ESPECIALES, YA SEA DE CARÁCTER FEDERAL, ESTATAL O LOCAL QUE SEAN APLICABLES.---VIII) SEÑALAR DOMICILIOS PARA OÍR NOTIFICACIONES EN LOS TÉRMINOS DEL ARTÍCULO OCHOSCIENTOS SESENTA Y SEIS DE LA LEY FEDERAL DEL TRABAJO.---IX) COMPARECER CON TODA LA REPRESENTACIÓN LEGAL BASTANTE Y SUFICIENTE, PARA ACUDIR A LA AUDIENCIA A QUE SE REFIERE EL ARTÍCULO OCHOCIENTOS SETENTA Y TRES DE LA LEY FEDERAL DEL TRABAJO EN SUS TRES FASES DE CONCILIACIÓN, DE DEMANDA Y EXCEPCIONES Y DE OFRECIMIENTO Y ADMISIÓN DE PRUEBAS, EN LOS TÉRMINOS DE LOS ARTÍCULOS OCHOCIENTOS SETENTA Y CINCO, OCHOCIENTOS SETENTA Y SEIS, FRACCIONESS I Y VI, OCHOCIENTOS SETENTA Y SIETE, OCHOCIENTOS SETENTA Y OCHO, OCHOCIENTOS SETENTA Y NUEVE Y OCHOCIENTOS OCHENTA DE LA CITADA LEY.--- X) ACUDIR A LA AUDIENCIA DE DESAHOGO DE PRUEBAS, EN LOS TÉRMINOS DE LOS ARTÍCULOS OCHOCIENTOS SETENTA Y TRES Y OCHOCIENTOS SETENTA Y CUATRO DE LA LEY FEDERAL DEL TRABAJO.---XI) DESAHOGAR LA PRUEBA CONFESIONAL EN LOS TÉRMINOS DE LOS ARTÍCULOS SETECIENTOS OCHENTA Y CINCO Y SETECIENTOS OCHENTA Y OCHO DE LA LEY FEDERAL DEL TRABAJO, CON FACULTADES PARA ABSOLVER Y ARTICULAR POSICIONES. ---D.- PODER GENERAL PARA OTORGAR, SUSCRIBIR, ENDOSAR Y AVALAR TÍTULOS DE CRÉDITO, EN LOS TÉRMINOS DEL ARTÍCULO NOVENO DE LA LEY GENERAL DE TÍTULOS Y OPERACIONES DE CRÉDITO. EL APODERADO NOMBRADO EJERCITARÁ LAS FACULTADES A QUE ALUDEN LOS INCISOS ANTERIORES, ANTE PARTICULARES Y ANTE TODA CLASE DE AUTORIDADES ADMINISTRATIVAS O JUDICIALES, LOCALES O FEDERALES Y ANTE LAS JUNTAS DE CONCILIACIÓN Y ARBITRAJE, LOCALES O FEDERALES Y AUTORIDADES DEL TRABAJO, PUDIENDO FIRMAR TODOS LOS DOCUMENTOS PÚBLICOS O PRIVADOS QUE SEAN NECESARIOS O CONVENIENTES PARA EL CABAL CUMPLIMIENTO DEL PRESENTE PODER.---E.- FACULTAD PARA OTORGAR PODERES GENERALES O ESPECIALES Y PARA REVOCAR UNOS Y OTROS." - - - - - -

- - - En atención al documento descrito en los párrafos anteriores, el cual tuve a la vista y devuelvo en este acto a su presentante, doy fe de que el compareciente tiene en efecto, facultades para celebrar el contrato que es materia de este instrumento. -

- - - - - **LEGAL ESTANCIA EN EL PAIS DE RODNEY ALAN BLAKESTAD** - - - -

- - - Para acreditar su legal estancia en el país el compareciente **RODNEY ALAN BLAKESTAD** me exhibió la forma migratoria correspondiente, de la cual compulso

copias fotostáticas que, marcadas con la **letra "D"**, se mandan agregar tanto al apéndice respectivo de mi protocolo, como al primer testimonio que de esta escritura expida.- -

- **CERTIFICACIÓN:** -

- - - - - - - - - - - **Yo, el Notario Público, certifico y doy fe**: - - - - - - - - - - - - -

(I) que conozco personalmente a los comparecientes, los cuales tienen, a mi criterio, capacidad legal para contratar y obligarse, lo que hago constar bajo mi fe por no observar en ellos manifestaciones patentes de incapacidad natural y no tener noticia de que estén sujetos a incapacidad civil;- - - - - - - - - - - - - - - - - - -

(II) que tuve a la vista los originales de los documentos que se me presentaron para la formación de esta escritura y que regresé dichos originales a los comparecientes;- -

(III) que compulsé los documentos de los cuales hice inserción a la letra; - - - - -

(IV) que los comparecientes leyeron por sí mismos la escritura antes de firmarla;- -

(V) que expliqué a los comparecientes el valor y consecuencias legales de su contenido, para cumplir con las normas aplicables; -

(VI) que por sus generales, los otorgantes, bajo protesta de decir verdad manifestaron tener las siguientes: **(a) Miguel Ángel Terán Parra**, mexicano por nacimiento, casado bajo el régimen de sociedad legal, Ganadero, originario de Magdalena de Kino, Sonora, en donde nació el 12 (doce) de Enero de 1934 (mil novecientos treinta y cuatro), con domicilio en Avenidas Sonora y Guerrero sin número de Santa Ana, Sonora y accidentalmente en esta población, identificándose con su credencial para votar con fotografía, folio número 0253023680728; **(b) María de Jesús Alarcón Cañedo**, mexicana por nacimiento, casada bajo el régimen de sociedad legal, de ocupación el hogar, originaria de Mazatlán, Sinaloa, en donde nació el 8 (ocho) de Junio de 1934 (mil novecientos treinta y cuatro), con el mismo domicilio del anterior y de paso en esta población, identificándose con su credencial para votar con fotografía, folio número 025323680081; **(c) Rodney Allan Blakestad**, Norteamericano por nacimiento, casado, Ingeniero Geólogo, originario de Jonesbord, Arkansas, Estados Unidos de América, en donde nació el 4 (cuatro) de Noviembre de 1948 (mil novecientos cuarenta y ocho), con domicilio en 1602 (mil seiscientos dos) Placita sin Nieve de Sahuarita, Arizona, Estados Unidos de América y de tránsito en esta población, identificándose con su pasaporte americano 4811044M1505085; y (d) **Juan José Duarte Bravo**, mexicano por nacimiento, casado, Licenciado en Derecho, originario de Magdalena de Kino, Sonora, en donde nació el 23 (veintitrés) de Octubre de 1977 (mil novecientos setenta y siete), con domicilio en Boulevard Hidalgo número 64 (sesenta y cuatro), Colonia Centenario de Hermosillo, Sonora y de tránsito en esta población, identificándose con su credencial para votar con fotografía, folio número 0585063555713.- - - - - - - - - -

(VII) que los comparecientes otorgaron la escritura mediante la manifestación de su conformidad y mediante su ratificación y firma el mismo día de su otorgamiento, ambas cosas en presencia del suscrito Notario Público, fecha en que la autorizo en definitiva. DOY FE.- -

(VIII) que agrego al apéndice respectivo de mi protocolo, el original de este documento, bajo la **letra "A"**, y levanto en el libro correspondiente del mismo, el acta que contiene su extracto, para los efectos de lo que dispone el artículo 43 (cuarenta y tres) de la Ley de Notariado del Estado de Sonora.- DOY FE. - - - - - - -

- - - Firma de los señores Miguel Angel Terán Parra, María de Jesús Alarcón Cañedo, Rodney Allan Blakestad y Juan José Duarte Bravo.- Firma del Licenciado Francisco Alfonso Corella Zamudio.- El sello notarial.- - - - - - - - - - - - - - - - - -

LETRA "B"
ESC. 4967

ANEXO "B" que muestra el inmueble (área que Terán dará en arrendamiento a Minera LSG)

Lic. Francisco Alfonso Corella Zamudio
TITULAR DE LA NOTARIA PUBLICA NUMERO 8
Magdalena de Kino, Sonora, Méx.


502,000E
503,000E
504,000E
505,000E
506,000E
AREA DE NO EXPLOITACION
3,361,000N
INMUEBLE
PUERTO
PPO
3,360,000N
Pocitos
La Jarra
(Cobre)
N
3,359,000N
0
400
800
meters
CAMINO
Los Reyes
RANCHO
AREA DE NO EXPLOITACION
3,358,000N

Las áreas sombreadas en verde muestran la superficie que Minera LSG no podrá explorar ni explotar (incluye los 300.00 metros que Terán solicitó dejar fuera de todo trabajo de exploración o explotación)

Rodney Alan Blakestad

Miguel O. Fa

Lic. Francisco Alfonso Corella Zamudio
TITULAR DE LA NOTARIA PUBLICA NUMERO 8
Magdalena de Kino, Sonora, Méx.

...l suscrito, Licenciado FRANCISCO ALFONSO CORELLA ZAMUDIO, Titular de la Notaria Pública Número ocho: C E R T I F I C A:
- - - Que el presente documento en copia FOTOSTATICA constante de 01 (UNA) fojas útiles, concuerda fiel y exactamente con SU ORIGINAL, que tuve a la vista y con el cual fué minuciosamente cotejado y compulsado.
------Magdalena de Kino, Sonora, México, a TRECE de NOVIEMBRE de DOS MIL SIETE.

DOY FE.

LIC. FRANCISCO A. CORELLA ZAMUDIO

Lic. Francisco Alfonso Corella Zamudio
TITULAR DE LA NOTARIA PUBLICA NUMERO 8
Magdalena de Kino, Sonora, Méx.

LETRA "C"
ESC. 4967

10 Junio 1959
No 3403
Volumen XX
Sec I

VOLUMEN XVII
NUMERO 2,148

Angel Terán C., vende a Ma. de Jesus A.C. de Terán un terreno ubicado en el Mpio. de Santa Ana, Son.-

-----NUMERO 2,148.-DOS MIL CIENTO CUARENTA Y OCHO.--- En la ciudad de Magdalena, Sonora, México, el día --- veintidos del mes de abril de mil novecientos cincuenta y nueve, ante mi, RAMON ORTEZ C., Notario Público Número Ocho, en ejercicio y los instrumentales que después se mencionarán, comparecieron:- - - - - - - -

- - - -Por una parte, el señor ANGEL TERAN CARRILLO y su esposa, señora GUADALUPE P. DE TERAN; y, - - - - -

- - - -Por la otra parte, la señora MARIA DE JESUS ALARCON C. DE TERAN; y, manifestaron:- - - - - - - - -

- - - -Que tienen concertado un contrato de compra--- venta, el cual hacen constar en las siguientes declaraciones y cláusulas:- - - - - - - - - - - - - - - - -

- - - -DECLARACIONES:-- para los efectos de la presente escritura, el señor Angel Terán Carrillo, declara:-

- - - -I. --- que es propietario de cinco mil doscientas cincuenta y dos hectáreas, y sesentisiete aras, - (5,252-67-00), de terreno para cría de ganado, ubicado en el Municipio de SantaAna, Sonora, conocido ac- - tualmente con el nombre de "EL CAJON" y queconstituye una tercera parte de las "Demasías de San Antonio del Aguaje"; en la inteligencia de que la superficie in-- dicada está totalmente independizada del resto del terreno (Demasías de San Antonio del Aguaje) y tiene -- las siguientes colindancias: al Norte, terrenos del - predio "San Antonio del Aguaje" o sea su cabida legal al Este, terreno nacional; al Oeste, terrenos del mismo San Antonio del Aguaje", y al Sur, terrenos de "El Alamo", pertenecientes tambien a las "Demasías de San Antonio del Aguaje". - - - - - - - - - - - - - - - - - -

- - - -II. --- que el terreno descrito es el mismo --

62392

---------que el declarante adquirió por compra que hi-
zo a la sucesión del señor Melchor Enciso, según con-
trato que se consignó en la escritura número ochocien-
tos doce (812), otorgada en esta misma Notaría el d-
tres de marzo de mil novecientos cincuenta, inscrita-
en el Registro Público de la Propiedad de este Distri-
to, el quince de agosto del año citado, con el número
dos mil doscientos diecisiete (2,217), volúmen décimo
Primero
segundo, de la sección primera.- - - - - - - - - - -
- - - -III.--- que el inmueble de que se viene hacien
do referencia, está catastrado en la Agencia Fiscal -
del Estado en este lugar, en avalúo 02-56-00148, con-
valor fiscal de $38,177.62 (treinta y ocho mil cient-
setentisiete pesos y sesentidos centavos), al corrien
te en el pago de impuestos prediales.- - - - - - - -
- - - -EXPUESTO lo anterior, los comparecientes, cada
uno en lo que le concierne, otorgan lo que se contie-
ne en las siguientes- - - - - - - - - - - - - - - -
- - - - - - - - - - -C l á u s u l a s:- - - - - - - -
- - - -PRIMERA; --- el señor Angel Terán Carrillo, con
el consentimiento de su mencionada esposa, quien lo -
otorgó en este acto, vende a la señora María de Jesus-
Alarcón C. de Terán y ésta adquiere, libre de toda res
ponsabilidad y gravámen, al corriente en el pago de -
impuestos prediales, el terreno conocido por "El Ca--
jón", con superficie de cinco mil doscientas cinquen-
ta y dos hectáreas y sesentisiete areas, descrito en-
la declaración primera (I) de la presente escritura;
con todo cuanto de hecho o legalmente corresponda a -
dicho inmueble y se encuentra dentro de sus linderos,
que ya fueron indicados y se tienen aquí por reprodu-

---------cidos, como si se insertasen a la letra. - -

- - - -SEGUNDA: ---es precio de esta enajenación la cantidad de $38,200.00 (treinta y ocho mil doscientos pesos), moneda nacional, que el vendedor confiesa tener recibidos de la compradora, antes de este acto- y por dicha suma de dinero le otorga el recibo mas -- eficaz que a su seguridad conduzca.- - - - - - - - - - -

2,148 - 2.

- - - -TERCERA: --- como en este caso no ha habido ignorancia, dolo o violencia, ni se sufre lesión o e- - rror y ninguna de las partes se enriquece con detrimento de la otra, los contratantes renuncian a invocar - la nulidad y a pedir la rescisión del presentecontrato, por esas causas. - - - - - - - - - - - - - - - -

- - - -CUARTA: --- el vendedor se obliga al saneamiento, para el caso de evicción, en lostérminos que la - ley establece.- -

- - - -QUINTA: --- la compradora se da por recibida - del inmueble que se le vende y en este acto recibe la escritura que es antecedente de la propiedad del mismo; con lo cual y por efecto del presente contrato, - queda verificada la entrega jurídica de la cosa vendida y consumadalatraslación de la propiedad, para todos sus efectos legales. - - - - - - - - - - - - - - -

- - - -GENERALES:--- manifestaron los comparecientes- ser: mexicanos por nacimiento, casados, mayores de e-- dad; el señor Terán Carrillo, ganadero y vecino de esta ciudd; su esposa, dedicada al hogar y con el mismo domicilio y la señora de Terán, tambien dedicada a -- las ocupaciones propias de su sexo y vecina de Santa- Ana, Sonora.- -

- - - -IMPUESTO SOBRE LA RENTA:-- el señor Terán Ca--

--------rillo declaró estar al corriente, sin haberlo justificado ante mí y las señoras manifestaron no ser causantes de este tributo y quedaron advertidas conforme lo dispone el artículo 206 de la Ley de la materia.- -

- - - -Yo, el suscrito Notario, doy fe:- - - - - - -

- - - -a) --- de la verdad del acto;- - - - - - - - -

- - - -b) --- de que los comparecientes me son personalmente conocidos y tienen, en mi concepto, la capacidad legal necesaria para este otorgamiento;- - - -

- - - -c) --- de que tuve a la vista y anotada entregué a la señora de Terán, la escritura pública que se citó en la Declaración Segunda yhago constar que su contenido concuerda con la relación que allí se hizo; -

- - - -d) --- de que, despues de haber leído esta escritura a los interesados y explicádoles su valor legal, manifestaron su conformidad y firmaron, hoy día de su fecha; con los instrumentales, señores Nicolás Sotelo y Enrique C. Féli , mexicanos, casados mayores de edad, vecinos de este lugar y sin tacha legal; por ante mí.- Doy fe.-

Magdalena, Son., 10 de Junio de mil novecientos cincuentiocho hoy, bajo el Núm 3403, Volumen 30, Sección 1, quedó inscrito este documento. Doy fe.
El Registrador,
[firma]

La C. Encargada del Registro Público de la Propiedad y Comercio de este Distrito Judicial Certifica: Que la presente es copia fiel sacada de su original.
Magdalena, Sonora, Junio 10 de 1958.
[firma]

El suscrito, Licenciado FRANCISCO ALFONSO CORELLA ZAMUDIO, Titular de la Notaría Pública Número ocho: C E R T I F I C A:

--- Que el presente documento en copia FOTOSTATICA constante de 02 (DOS) fojas útiles, concuerda fiel y exactamente con SU ORIGINAL, que tuve a la vista y con el cual fué minuciosamente cotejado y compulsado.

--- Magdalena de Kino, Sonora, México, a TRECE de NOVIEMBRE de DOS MIL SIETE.

DOY FE.

LIC. FRANCISCO A. CORELLA ZAMUDIO

Lic. Francisco Alfonso Corella Zamudio
TITULAR DE LA NOTARIA PUBLICA NUMERO 8
Magdalena de Kino, Sonora, Mex.

[illegible] Alfonso [illegible]mudio [illegible] NOTARIA [illegible] 8 [illegible] Kino, [illegible]

El suscrito, Licenciado FRANCISCO ALFONSO CORELLA ZAMUDIO
Titular de la Notaría Pública Número cinco: C E R T I F I C A
- - - Que el presente documento en copia FOTOSTATICA
constante de 02 (DOS) fojas útiles, concuerda fiel y
exactamente con SU ORIGINAL, que tuve a la vista y con
el cual fué minuciosamente cotejado y comparado.
- - - - - - Magdalena de Kino, Sonora, México, a TRECE de
NOVIEMBRE de DOS MIL SIETE

DOY FE

LIC. FRANCISCO A. CORELLA ZAMUDIO

Lic. Francisco Alfonso Corella Zamudio
TITULAR DE LA NOTARIA PUBLICA NUMERO 5
Magdalena de Kino, Sonora, Méx.

Lic. Francisco Alfonso Corella Zamudio
TITULAR DE LA NOTARIA PUBLICA NUMERO 8
Magdalena de Kino, Sonora, Mex.

ESC. 4967

LIBRO 59

ES PRIMER TESTIMONIO, PRIMER EJEMPLAR, que corresponde a la reproducción auténtica de la escritura asentada y autorizada en el protocolo a mi cargo y que se expide para uso de **MINERA LSG, S. A. DE C. V.,** el cual consta de 15 (quince) fojas útiles, incluyendo la presente, debidamente cotejadas, rubricadas, foliadas y selladas, en la ciudad de Magdalena de Kino, Sonora, México, el día (13) del mes de Noviembre de el año 2,007 (dos mil siete).- Doy fe.- -

El titular de la Notaría Pública No. 8.

Lic. Francisco Alfonso Corella Zamudio.

Lic. Francisco Alfonso Corella Zamudio
TITULAR DE LA NOTARIA PUBLICA NUMERO 8
Magdalena de Kino, Sonora, Mex.

DOCUMENTO: ESCRITURA PUBLICA 4967, FECHA 13-11-2007
FEDATARIO: FRANCISCO ALFONSO CORELLA ZAMUDIO

EN LA CIUDAD DE MAGDALENA, SONORA SE HACE CONSTAR QUE QUEDO INCORPORADA LA DOCUMENTACION QUE AMPARA EL PRESENTE, FORMADA CON 16 FOLIOS

CONTRATO DE ARRENDAMIENTO DE BIENES INMUEBLES

EN LA SECCION **REGISTRO INMOBILIARIO, LIBRO TRES**
NUMERO DE INSCRIPCION **113** DEL VOLUMEN **1**
SIENDO LAS **8:35** HORAS DEL DIA **6 DE FEBRERO DE 2008**

DEL REGISTRO PUBLICO DE LA PROPIEDAD DE ESTE DISTRITO JUDICIAL EN EL ESTADO DE SONORA. PAGO DE DERECHOS $672.50 SEGUN SU ORDEN DE PAGO 5802 DE FECHA 30-01-2008, RECIBO OFICIAL CJ460003-3515 DE FECHA 30-01-2008

LO QUE AUTORIZO Y FIRMO PARA CONSTANCIA

REGISTRADOR TITULAR DE LA OFICINA JURISDICCIONAL DE MAGDALENA

LIC. JOSUE FERNANDEZ PALOMINO

GOBIERNO DEL ESTADO DE SONORA
SECRETARIA DE HACIENDA
INSTITUTO CATASTRAL Y REGISTRAL
REGISTRO PUBLICO DE LA PROPIEDAD
MAGDALENA, SONORA.

CALIFICO: DANIEL MIRANDA RODRIGUEZ
REGISTRO: ELENA MARIA ACUÑA BARRERA